Exhibit (99.2)

UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re Eastman Kodak Company
	Case No. (Jointly Administered)		12-10202
		Reporting Period:	29-Feb-12
		Federal Tax I.D. #	16-0417150

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Payments to Insiders and Professionals	MOR-6		x
Post-petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Eric Samuels		March 30, 2012
Signature of Authorized Individual*		Date

Eric Samuels
Printed Name of Authorized Individual

Chief Accounting Officer and Corporate Controller
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtors is a limited liability company.

In re Eastman Kodak Company		Form No.	Legal Entities and Notes to MOR
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	29-Feb-12
		Federal Tax I.D. #	16-0417150

Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Kodak Realty, Inc.	12-10201
Eastman Kodak Company	12-10202
Creo Manufacturing America LLC	12-10203
Eastman Kodak International Capital Company, Inc.	12-10204
Far East Development Ltd.	12-10205
FPC Inc.	12-10206
Kodak (Near East), Inc.	12-10207
Kodak Americas, Ltd	12-10208
Kodak Aviation Leasing LLC	12-10209
Kodak Imaging Network, Inc.	12-10210
Kodak Philippines, Ltd.	12-10211
Kodak Portuguesa Limited	12-10212
Laser-Pacific Media Corporation	12-10213
NPEC Inc.	12-10214
Pakon, Inc.	12-10215
Qualex Inc.	12-10216

Notes to the MOR:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee.  The financial information contained herein is unaudited, limited in scope and as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The unaudited combined financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but not all the adjustments that would typically be made for the quarterly and annual financial statements  to be in accordance with U.S. GAAP.  Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Eastman Kodak Company and related Debtors applies in the preparation of its quarterly and annual financial information in accordance with U.S. GAAP.  Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

The financial statements presented in MOR-2 and MOR-3 do not include elimination entries for intercompany balances related to non-debtor affiliates.  Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. Intercompany transactions between Debtors have been eliminated in the financial statements contained herein.  The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of pre-petition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.  The Debtors caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

Notes to MOR 4 and MOR 5:
Eastman Kodak Company and related debtors will disclose the ending accounts receivable and accounts payable balances as part of MOR 3. Due to the volume of transactions related to customer and vendor billings and payments, these items will be made available upon request.

Note to MOR 6:
Eastman Kodak Company and related debtors believe the various motions, filings, and orders that occur with the U.S. Bankruptcy Courts on a regular basis achieve the disclosure requirement of this MOR.

In re Eastman Kodak Company			Form No.	MOR-1
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	29-Feb-12
			Federal Tax I.D. #	16-0417150

Schedule of Cash Receipts and Disbursements
(Amounts in $'s)

				TIME PERIOD:
				2/1/2012 - 2/29/2012

Debtor	Case Number	Cash Receipts	Cash Disbursements	Total
Kodak Realty, Inc.	12-10201	$ -	$ -	$ -
Eastman Kodak Company	12-10202	107,421,056	(161,555,975)	(54,134,919)
Creo Manufacturing America LLC	12-10203	-	-	-
Eastman Kodak International Capital Company, Inc.	12-10204	-	-	-
Far East Development Ltd.	12-10205	-	-	-
FPC Inc.	12-10206	354,749	(259,373)	95,376
Kodak (Near East), Inc.	12-10207	2,826,513	(1,732,023)	1,094,490
Kodak Americas, Ltd	12-10208	-	(955)	(955)
Kodak Aviation Leasing LLC	12-10209	-	-	-
Kodak Imaging Network, Inc.	12-10210	-	(2,260,805)	(2,260,805)
Kodak Philippines, Ltd.	12-10211	348,524	(451,051)	(102,527)
Kodak Portuguesa Limited	12-10212	5,000	(27)	4,973
Laser-Pacific Media Corporation	12-10213	-	-	-
NPEC Inc.	12-10214	-	(168)	(168)
Pakon, Inc.	12-10215	-	-	-
Qualex Inc.	12-10216	1,778,240	(1,060,370)	717,870

Notes to MOR 1:
Cash receipts and disbursement amounts are derived based on information from the Debtors bank statements.  Cash receipts and disbursements between Debtor entities are not included in this schedule.  Certain tax payments made by Eastman Kodak Company on behalf of the Debtors are included in the amounts under Eastman Kodak Company.

Cash receipts for Kodak Imaging Network, Inc. have been included under Eastman Kodak Company as separate cash receipt accounts do not exist.

Cash receipts and cash disbursements related to the Debtor-In-Possession financing have been excluded from the cash receipts and disbursement totals above.

In re Eastman Kodak Company			Form No.	MOR-1a
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	29-Feb-12
			Federal Tax I.D. #	16-0417150
		Bank Account Information
		(Amounts in $'s)

Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2890	139,036
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1931	115,547
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2887	-
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	6550	-
Eastman Kodak Company	12-10202	Bank of Colorado-Front Range 1041 Main Street PO Box 939 Windsor, CO 80550	1232	24,458
Eastman Kodak Company	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	2763	892,417
Eastman Kodak Company	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0007	9220	-
Eastman Kodak Company [A]	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0007	8751	3,000,018
Eastman Kodak Company	12-10202	Bank of the West, 1977 Saturn St Montery Park, CA 91755	1392	149,988
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	9217	624,701,738
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	1373	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	6005	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	8982	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	5619	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	0004	180
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	7377	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	7390	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	0454	15,049
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5473	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5502	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5481	Closed on 02/02/12
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5529	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5510	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5545	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5537	-
Eastman Kodak Company	12-10202	ESL Federal Credit Union, 225 Chestnut Street Rochester, NY 14604-2424	0512	4,927
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10080	7561	162,787
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10081	5762	86,110
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10081	0023	1,709
Eastman Kodak Company	12-10202	Keybank 303 Broadway, 16th Floor OH-18-30-1603 Cincinnati, OH 45202	2200	-
Eastman Kodak Company	12-10202	Keybank 303 Broadway, 16th Floor OH-18-30-1603 Cincinnati, OH 45202	7435	10,560
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	7407	8,506,107
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	6372	-
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	1396	-
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	3104	-
Eastman Kodak Company [B]	12-10202	Bank of New York Mellon, One Wall Street 14th Floor New York, NY 10286	3563	-
Eastman Kodak Company [B]	12-10202	Citibank, N.A., 227 West Monroe Street GBK-25 Chicago, IL 60606	6598	-
Eastman Kodak Company [B]	12-10202	Bank of America, 602 Peachtree St NE 10th Floor Atlanta, GA 30308	9093	-
Eastman Kodak International Capital Co. Inc.	12-10204	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	5123	-
FPC Inc.	12-10206	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0008	5127	-
FPC, Inc.	12-10206	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2888	-
FPC, Inc.	12-10206	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2900	50,000
FPC, Inc.	12-10206	BNL Banca Nazionale del Lavoro - Agenzia Cinisello Balsamo - Piazza Gramsci 34, 20092 Cinisello Balsamo (MI) Italy	3911	2,084,367
Kodak Imaging Network	12-10210	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0003	1033	-
Laser Pacific Media	12-10213	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	4408	-
Laser Pacific Media	12-10213	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0009	4409	-
NPEC Inc	12-10214	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0006	9069	-
Qualex Inc.	12-10216	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	2114	-
Qualex, Inc	12-10216	J P Morgan Chase, 270 Park Ave., New York, NY 10081	4930	262
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3858	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3861	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3874	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3887	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3890	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2531	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8537	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8540	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1062	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9859	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	0694	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1961	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3703	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3716	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3729	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3174	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	0791	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8010	-
Qualex, Inc.	12-10216	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	4332	-
Qualex, Inc.	12-10216	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0002	4421	-
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5568	-
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5491	-
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5656	304
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5579	359
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5480	300
Qualex, Inc.	12-10216	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	7371	-
Qualex, Inc.	12-10216	SunTrust Bank 3325 Parkway Pigeon Forge, TN 37863	2657	168
Qualex, Inc.	12-10216	SunTrust Bank 3325 Parkway Pigeon Forge, TN 37863	2665	11,665
Qualex, Inc.	12-10216	US Bank N.A., Towne Square Branch 5000 Frederica Street, Suite 47 Owensboro, KY 42301	4838	Closed on 01/19/2012
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4009	31,518
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4017	72
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4041	9
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4106	24,276
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4114	89,817
Kodak Americas, Ltd	12-10208	Banco de CréditoJuan de Arona 893, Piso 11 - San Isidro, Lima	1086	10,004
Kodak Americas, Ltd	12-10208	Banco de CréditoJuan de Arona 893, Piso 11 - San Isidro, Lima	0193	323,806
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5026	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5034	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5069	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5603	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5638	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5654	15,176
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5001	-
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5613	-
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8001	614,648
Kodak (Near East), Inc.	12-10207	CITIBANK INTL PLC, GREECE BRANCH , 8, OTHONOS STREET, Athens 10557, Greece	0073	1,781,111
Kodak (Near East), Inc.	12-10207	AMAROUSION BRANCH 146, 60, KIFISSIAS AVENUE, 151 25 AMAROUSION ATTICA, Athens, Greece	1217	55,981
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8605	47,494
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8613	2,079,399
Kodak (Near East), Inc.	12-10207	AMAROUSION BRANCH 107, 42, DIONISOU STREET, 151 24 AMAROUSION ATTICA, Athens Greece	4223	-
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	5188	129,968
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	2098	-
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	2627	866,955
Kodak (Near East), Inc.	12-10207	Baglarbasi Subesi, Cumhuriyet Cad. Anıt Sok. No:70-C, 34674 Uskudar, Istanbul, Turkey	5001	188
Kodak Portuguesa Limited	12-10212	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8017	300,957
Kodak Portuguesa Limited	12-10212	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8009	-
Kodak Philippines, Ltd.	12-10211	Banco De Oro, 'GC Corporate Plaza, Legaspi St., Legaspi Village, Makati City, Philippines	2458	28,549
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6007	627,093
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6031	11,992,756
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6015	291,154
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6023	7,616

Notes to MOR 1-a:
All amounts listed above are the bank balances as of the end of the month. Copies of bank statements and cash disbursement journals are not included in this MOR.  These items will be made available upon request.

[A] Account set up for adequate assurance per Utility Motion.
[B] Investment account not currently utilized.

In re Eastman Kodak Company		Form No.	MOR-2
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	29-Feb-12
		Federal Tax I.D. #	16-0417150

	Debtor Combined Statement of Operations (Unaudited)
	(Amounts in $000's)
			TIME PERIOD:
			2/1/2012 - 2/29/2012
	February
Revenues	$ 168,144
Cost of sales	179,269
Gross profit	(11,125)
Selling, general and administrative expenses	36,326
Research and development costs	16,920
Restructuring costs, rationalization and other	66
Other operating (income) expenses	(41)
Loss from continuing operations before interest expense, other income (charges), net, reorganization items, net and income taxes	(64,396)
Interest expense	12,057
Other income (charges), net	(1,667)
Reorganization items, net	19,089
Loss from continuing operations before income taxes	(97,209)
Provision for income taxes	116
Loss from continuing operations	(97,325)
Income (loss) from discontinued operations	0
Net loss	$ (97,325)

The notes to this monthly operating report are an integral part of these combined financial statements.

In re Eastman Kodak Company		Form No.	MOR-3
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	29-Feb-12
		Federal Tax I.D. #	16-0417150
	Debtor Combined Balance Sheet (Unaudited)
	(Amounts in $000's)

	As of
	February 29, 2012
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 682,834
Trade receivables, net	244,108
Receivables and advances from non-debtor entities	2,522,671
Inventories, net	330,674
Deferred income taxes	16,118
Other current assets	52,968
Total current assets	3,849,373

Property, plant and equipment, net	535,115
Goodwill	143,765
Investment in non-debtor entities	1,998,770
Other long-term assets	94,075
Total Assets	$ 6,621,098

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable, trade	$ 164,916
Payables and advances to non-debtor entities	2,434,393
Accrued income taxes	35,338
Other current liabilities	441,766
Total current liabilities	3,076,413

Long-term debt	738,636
Debtor-in-possession financing	687,104
Other long-term liabilities	323,342
Total long-term liabilities	1,749,082

Liabilities subject to compromise	2,704,217
Total Liabilities	7,529,712

Shareholders Equity (Deficit)	(908,614)
Total Liabilities and Shareholders Equity	$ 6,621,098

The notes to this monthly operating report are an integral part of these combined financial statements.

In re Eastman Kodak Company			Form No.	MOR-4
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	29-Feb-12
			Federal Tax I.D. #	16-0417150

Status of Post-petition Taxes
(Amounts in $'s)
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Payroll Taxes - Federal	$ 4,176,728	$ 11,696,016	$ (10,071,383)	$ 5,801,361
Payroll Taxes - State and local	1,147,452	2,695,119	(1,814,240)	2,028,331
Real and Personal Property	-	-	-	-
Sales and Use	16,731	1,287,634	(313,213)	991,152
Intellectual Property Fees	-	-	-	-
Income / franchise taxes	-	-	-	-
Other	-	154,289	(154,289)	-
Total Taxes	$ 5,340,911	$ 15,833,058	$ (12,353,125)	$ 8,820,844

Notes to MOR 4:
Eastman Kodak Company and related debtors received authority which allowed the payment of certain pre-petition income, sales, use, franchise, property and other taxes, assessments, fees (including intellectual property)  and similar charges.  The tax rollforward only reflects the payment of post-petition taxes.  Due to the volume of transactions related to tax returns and payments, these items will be made available upon request.

Eastman Kodak Company and related debtors are current on all post-petition payments other than disputes that arise in the ordinary course of business.

In re Eastman Kodak Company			Form No.	MOR-7
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	29-Feb-12
			Federal Tax I.D. #	16-0417150

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X	[A]
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X		[B]
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X		[C]
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X		[D]
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X		[E]
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

[A]  In the Cash Management Order, the Company included an exhibit of all Debtors' bank accounts.  No Debtor obligation has been paid from an account other than those listed on the exhibit.   There are non-debtor bank accounts managed by U.S. staff, but only payments to non-debtor creditors are paid from these accounts.

[B] Pre-petition payments made during the respective period were based upon approval by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[C] Post-petition receivables due from related parties consist of intercompany activities between the Debtors and non-debtors. Due to the volume of transactions, support shall be furnished upon request.

[D] Pre-petition tax payments were made during the respective period as approved by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[E] Post-petition loans received by the Debtors consisted of intercompany activities between the Debtors and non-debtors and amounts borrowed under the Debtor-in-Possession Credit Agreement.  Due to the volume of intercompany transactions, support shall be furnished upon request.